Chase Vista Tax Free Income Funds
                        Supplement Dated November 1, 2000
                                Class A, B shares
                       Prospectus Dated December 29, 1999



On October 24, 2000, the Board of Trustees of the Chase Vista Funds approved the following reorganizations:

Current Funds                                  Successor Funds
-------------                                  ---------------
Chase Vista Tax Free Income Fund               Chase Vista Select Tax Free Income Fund
Chase Vista New York Tax Free Income Fund      Chase Vista Select Intermediate Tax Free Fund

Shareholders of record of each Current Fund as of November 10, 2000 will be mailed a proxy statement giving them the opportunity to vote on a proposed reorganization at a special shareholders' meeting on January 26, 2001. Under each proposal, the Current Fund will transfer all of its assets and liabilities to the Successor Fund listed across from it in the table above in exchange for shares of the Successor Fund. As a result, the Current Fund shareholders would receive a number of the Successor Fund shares with a total net asset value equal on the date of the exchange to the total net asset value of the shareholders' Current Fund shares. Class A shareholders will exchange into the newly created Class A shares, while the Class B shareholders will exchange into the newly created Class B shares. If approved by the shareholders, the reorganization will take place on Monday, February 19, 2001 or another date recommended by the Board of Trustees of the Chase Vista Funds.